Exhibit 99.1

Hain Celestial Reports Fiscal Third Quarter 2026 Financial Results

Generated $38 million in cash from operations and reduced total debt by $155 million in 3Q

HOBOKEN, N.J., May 11, 2026 — The Hain Celestial Group, Inc. (Nasdaq: HAIN), a leading global health and wellness company whose purpose is to inspire healthier living through better-for-you brands, today reported financial results for its fiscal third quarter ended March 31, 2026.

“Third quarter results reflect improving execution and financial discipline as we continued to strengthen our foundation and advance our turnaround strategy. Strong cash generation and debt reduction materially improved our financial position, while the completion of the North American snacks divestiture further enhances our margin and cash flow profile going forward. In North America, our core business remains resilient, and we are making progress in addressing stranded costs. Our near-term priorities remain the same: optimize cash, strengthen the balance sheet, improve profitability, and stabilize sales, while our five actions to win position Hain for sustainable, profitable growth,” stated Alison Lewis, President and CEO.

FINANCIAL HIGHLIGHTS*

Summary of Fiscal Third Quarter Results Compared to the Prior Year Period

•
Net sales were $338 million, down 13% year-over-year.
o
Organic net sales decreased 6% compared to the prior year period.
▪
The decrease in organic net sales was comprised of an 11-point decrease in volume/mix, partially offset by a 5-point increase in pricing.
•
Gross profit margin was 20.8%, a 90-basis point decrease from the prior year period.
o
Adjusted gross profit margin was 21.0%, a 90-basis point decrease from the prior year period.
•
Net loss was $106 million, compared to a net loss of $135 million in the prior year period.
o
Net loss included a pre-tax loss on sale of $51 million related to the sale of our North American snacks business.
o
Net loss included pre-tax non-cash impairment charges of $46 million ($45 million after-tax) related to goodwill and certain intangible assets, as well as assets held for sale.
o
Adjusted net loss was $1 million, compared to adjusted net income of $6 million in the prior year period.
•
Adjusted EBITDA was $26 million, compared to $34 million in the prior year period.
•
Loss per diluted share was $1.17, compared to a loss per diluted share of $1.49 in the prior year period.
o
Adjusted loss per diluted share was $0.01, compared to adjusted earnings per diluted share of $0.07 in the prior year period.

Cash Flow and Balance Sheet Highlights

________________________________

*This press release includes certain non-GAAP financial measures, which are intended to supplement, not substitute for, comparable GAAP financial measures. Reconciliations of non-GAAP financial measures to GAAP financial measures and other non-GAAP financial calculations are provided in the tables included in this press release.

•
Net cash provided by operating activities was $38 million in the fiscal third quarter, compared to $5 million in the prior year period.
•
Free cash flow was $35 million in the fiscal third quarter, compared to an outflow of $2 million in the prior year period.
•
Total debt was $549 million at the end of the fiscal third quarter, down from $705 million at the beginning of the fiscal year.
•
Net debt was $505 million at the end of the fiscal third quarter, compared to $650 million at the beginning of the fiscal year.
•
The company ended the fiscal third quarter with a net secured leverage ratio of 4.3x as calculated under our credit agreement.

SEGMENT HIGHLIGHTS

The company operates under two reportable segments: North America and International.

	Net Sales
	Q3 FY26					Q3 FY26 YTD
	$ Millions	Reported Growth Y/Y	M&A/Exit Impact[1]	FX Impact	Organic Growth Y/Y	$ Millions	Reported Growth Y/Y	M&A/Exit Impact[1]	FX Impact	Organic Growth Y/Y
North America	171	-23%	-20%	0%	-3%	573	-16%	-14%	0%	-2%
International	167	-1%	0%	7%	-8%	517	1%	0%	5%	-5%

Total	338	-13%	-11%	3%	-6%	1,090	-9%	-8%	2%	-3%
* May not add due to rounding

[1] Reflects the impact within reported net sales growth of the following items that are excluded from organic net sales growth: net sales from divested brands (ParmCrisps®, Garden Veggie Snacks™, Terra® chips and Garden of Eatin'® snacks brands), held for sale businesses (Personal Care), discontinued brands, and exited product categories.

North America

Fiscal third quarter organic net sales decreased by 3% year-over-year, primarily driven by baby & kids, partially offset by growth in beverages.

Segment gross profit and adjusted gross profit were each $40 million in the fiscal third quarter, representing decreases of 20% and 19%, respectively, from the prior year period. Gross margin was 23.1% and adjusted gross margin was 23.4%, each a 100-basis point increase from the prior year period. The increases in margin were primarily driven by productivity savings and pricing, partially offset by lower volume/mix and cost inflation.

Adjusted EBITDA in the fiscal third quarter was $17 million, a decrease of 1% compared to the prior year period. The decrease was driven primarily by lower volume/mix and cost inflation, nearly offset by SG&A reduction, pricing, and productivity savings. Adjusted EBITDA margin was 10.0% of net sales, a 220-basis point increase compared to the prior year period.

International

Fiscal third quarter organic net sales decreased by 8% year-over-year, primarily driven by lower sales in meal prep and baby & kids.

Segment gross profit and adjusted gross profit in the fiscal third quarter were both $31 million, each representing a 13% decrease from the prior year period. Gross margin and adjusted gross margin were both 18.5%, each representing a 270-basis point decrease from the prior year period. The decreases in margin were primarily driven by cost inflation, partially offset by productivity savings and pricing.

Adjusted EBITDA in the fiscal third quarter was $20 million, compared to $22 million in the prior year period, a decrease of 12%. The decrease was primarily driven by cost inflation and lower volume/mix, partially offset by productivity savings and pricing. Adjusted EBITDA margin was 11.7% compared to 13.2% in the prior year period.

CATEGORY HIGHLIGHTS

	Net Sales
	Q3 FY26					Q3 FY26 YTD
	$ Millions	Reported Growth Y/Y	M&A/Exit Impact[1]	FX Impact	Organic Growth Y/Y	$ Millions	Reported Growth Y/Y	M&A/Exit Impact[1]	FX Impact	Organic Growth Y/Y
Baby & Kids	53	-11%	0%	3%	-14%	163	-11%	0%	2%	-12%
Beverages	67	6%	0%	5%	0%	201	6%	0%	4%	2%
Meal Prep	153	-6%	-5%	4%	-5%	485	-3%	-4%	3%	-2%
Personal Care	13	-25%	n/a	n/a	n/a	37	-22%	n/a	n/a	n/a
Snacks	53	-40%	-34%	1%	-7%	205	-26%	-20%	0%	-7%

Total	338	-13%	-11%	3%	-6%	1,090	-9%	-8%	2%	-3%
* May not add due to rounding

[1] Reflects the impact within reported net sales growth of the following items that are excluded from organic net sales growth: net sales from divested brands (ParmCrisps®, Garden Veggie Snacks™, Terra® chips and Garden of Eatin'® snacks brands), held for sale businesses (Personal Care), discontinued brands, and exited product categories.

Baby & Kids

The fiscal third quarter organic net sales decline of 14% year-over-year was driven primarily by continued industry-wide volume softness in purees in the UK and by purees and formula in North America, partially offset by growth in finger foods in both regions and cereal in North America.

Beverages

Fiscal third quarter organic net sales growth was flat year-over-year as growth in tea in North America and private label non-dairy beverage in International was offset by a decline in branded non-dairy beverage.

Meal Prep

The fiscal third quarter organic net sales decline of 5% year-over-year was driven primarily by pantry in North America, which is comprised of oil, soup, and nut butter brands, and by spreads and drizzles in the UK, partially offset by strength in yogurt in North America.

Snacks

Following the disposition of the North American snacks business, the snacks category is comprised of jellies in the International segment. Organic net sales declined 7% year-over-year in the fiscal third quarter.

Conference Call and Webcast Information

Hain Celestial will host a conference call and webcast today at 8:00 AM ET to discuss its results and business outlook. The live webcast and accompanying presentation are available under the Investors section of the company’s corporate website at www.hain.com. Investors and analysts can access the live call by dialing 800-715-9871 or 646-307-1963. The conference ID is 5099081. Participation by the press and public in the Q&A session will be in listen-only mode. A replay of the call will be available shortly after the conclusion of the live call through Monday, May 18th, 2026, and can be accessed by dialing 800-770-2030 or 609-800-9909 and referencing the conference access ID: 5099081.

About The Hain Celestial Group, Inc.

Hain Celestial is a leading health and wellness company whose purpose is to inspire healthier living for people, communities and the planet through better-for-you brands. For more than 30 years, Hain Celestial has intentionally focused on delivering nutrition and well-being that positively impacts today and tomorrow. Headquartered in Hoboken, N.J., Hain Celestial's products across beverages, yogurt, baby/kids and meal preparation are marketed and sold in over 70 countries around the world. Our leading brands include Celestial Seasonings® teas, The Greek Gods® yogurt, Earth's Best® Organic and Ella's Kitchen® baby and kids foods, Joya® and Natumi® plant-based beverages, Hartley’s® jelly, as well as Cully & Sully®, Yorkshire Provender®, New Covent Garden® soups, among others. For more information, visit www.hain.com and LinkedIn.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks, uncertainties and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, our results may differ materially from those expressed or implied by such forward-looking statements. The words “believe,” “expect,” “anticipate,” “may,” “should,” “plan,” “intend,” “potential,” “will” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements include, among other things, our beliefs or expectations relating to our strategy, our future results of operations, our capital and cost structure, our ability to optimize cash, strengthen our balance sheet, improve flexibility, stabilize sales and achieve sustainable and profitable growth, and the macroeconomic environment.

Risks and uncertainties that may cause actual results to differ materially from forward-looking statements include: challenges and uncertainty resulting from the impact of competition; changes to consumer preferences; our ability to execute our business strategy; our ability realize the benefits of the North American snacks disposition; compliance with our credit agreement and our ability to refinance, retire and/or extend the maturity of the Company’s existing debt; our ability to manage our supply chain effectively; input cost inflation, including as a result of tariffs; reliance on independent contract manufacturers; disruption of operations at our manufacturing facilities; customer concentration; reliance on independent distributors; risks associated with operating internationally; risks associated with outsourcing arrangements; risks associated with geopolitical conflicts or events; our reliance on independent certification for a number of our products; our ability to attract and retain highly skilled people; risks related to tax matters; foreign currency exchange risk; general economic conditions; impairments in the carrying value of goodwill or other intangible assets; the reputation of our company and our brands; our ability to use and protect trademarks; cybersecurity incidents; disruptions to information technology systems; pending and future litigation, including litigation relating to Earth’s Best® baby food products; potential liability if our products cause illness or physical harm; the highly regulated environment in which we operate; our ability to manage our financial reporting and internal control systems and processes; compliance with data privacy laws; the adequacy of our insurance coverage; climate impacts; liabilities, claims or regulatory change with respect to environmental matters; and other risks and matters described in our most recent Annual Report on Form 10-K and our other filings from time to time with the U.S. Securities and Exchange Commission.

We undertake no obligation to update forward-looking statements to reflect actual results or changes in assumptions or circumstances, except as required by applicable law.

Non-GAAP Financial Measures

This press release and the accompanying tables include non-GAAP financial measures, including, among others, organic net sales; adjusted gross profit and its related margin; adjusted operating income and its related margin; adjusted net (loss) income and its related margin; diluted net (loss) income per common share, as adjusted; adjusted EBITDA and its related margin; free cash flow; and net debt. The reconciliations of historic non-GAAP financial measures to the comparable GAAP financial measures are provided in the tables below. These non-GAAP financial measures should not be considered in isolation or as a substitute for the comparable GAAP measures. In addition, these non-GAAP measures may not be the same as similar measures provided by other companies due to potential differences in methods of calculation and items being excluded. They should be read only in connection with the company’s consolidated financial statements presented in accordance with GAAP.

We define our non-GAAP financial measures as follows:

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Organic net sales: net sales excluding the impact of acquisitions, divestitures, held for sale businesses, discontinued brands, exited product categories and foreign exchange. To adjust organic net sales for the impact of acquisitions, the net sales of an acquired business are excluded from fiscal quarters constituting or falling within the current period and prior period where the applicable fiscal quarter in the prior period did not include the acquired business for the entire quarter. To adjust organic net sales for the impact of divestitures, held for sale businesses, discontinued brands and exited product categories, the net sales of a divested business, held for sale business, discontinued brand or exited product category are excluded from all periods. To adjust organic net sales for the impact of foreign exchange, current period net sales for entities reporting in currencies other than the U.S. dollar are translated into U.S. dollars at the average monthly exchange rates in effect during the corresponding period of the prior fiscal year, rather than at the actual average monthly exchange rate in effect during the current period of the current fiscal year.

•
Adjusted gross profit and its related margin: gross profit, before plant closure related costs, net and warehouse and manufacturing consolidation and other costs, net.

•
Adjusted operating income and its related margin: operating loss before goodwill impairment, long-lived asset and intangibles impairment, productivity and transformation costs, certain litigation expenses, net, costs associated with acquisitions, divestitures and other transactions, plant closure related costs, net, warehouse and manufacturing consolidation and other costs, net, and proceeds from insurance claim.

•
Adjusted net (loss) income and its related margin and diluted net (loss) income per common share, as adjusted: net loss, adjusted to exclude the impact of goodwill impairment, long-lived asset and intangibles impairment, productivity and transformation costs, certain litigation expenses, net, costs associated with acquisitions, divestitures and other transactions, plant closure related costs, net, warehouse and manufacturing consolidation and other costs, net, proceeds from insurance claim, losses (gains) losses on sales of assets, unrealized currency losses and the related tax effects of such adjustments.

•
Adjusted EBITDA and its related margin: net loss before depreciation and amortization, equity in net loss of equity-method investees, net interest expense, income taxes, stock-based compensation, net, unrealized currency losses, certain litigation expenses, net, proceeds from insurance claim, productivity and transformation costs, plant closure related costs, net, warehouse and manufacturing consolidation and other costs, net, losses (gains) on sales of assets, costs associated with acquisitions, divestitures and other transactions, goodwill impairment and long-lived asset and intangibles impairment.

•
Free cash flow: net cash provided by operating activities less purchases of property, plant and equipment.

•
Net debt: total debt less cash and cash equivalents.

We believe that the non-GAAP financial measures presented provide useful additional information to investors about current trends in the company’s operations and are useful for period-over-period comparisons of operations. We provide:

•
Organic net sales to demonstrate the growth rate of net sales excluding the impact of acquisitions, divestitures, held for sale businesses, discontinued brands, and exited product categories and foreign exchange, and believe organic net sales is useful to investors because it enables them to better understand the growth of our business from period to period.

•
Adjusted results as important supplemental measures of our performance and believe they are frequently used by securities analysts, investors and other interested parties in the evaluation of our Company and companies in our industry.

•
Free cash flow as one factor in evaluating the amount of cash available for discretionary investments.

•
Net debt as a useful measure to monitor leverage and evaluate the balance sheet.

We discuss the Company’s net secured leverage ratio as calculated under our credit agreement as a measure of our financial condition, liquidity and compliance with our credit agreement. For a description of the material terms of our credit agreement and risks of non-compliance with our credit agreement, see “Liquidity and Capital Resources” under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in our most recent Annual Report on Form 10-K and our subsequent quarterly reports on Form 10-Q filed with the U.S. Securities and Exchange Commission.

Investor Relations Contact:

Alexis Tessier
Investor.Relations@hain.com

Media Contact:

Justin Godley

Justin.Godley@hain.com

THE HAIN CELESTIAL GROUP, INC. AND SUBSIDIARIES
Consolidated Statements of Operations
(unaudited and in thousands, except per share amounts)

	Third Quarter		Third Quarter Year to Date
	2026	2025	2026	2025

Net sales	$338,357	$390,351	$1,090,360	$1,196,432
Cost of sales	267,965	305,701	877,451	936,720
Gross profit	70,392	84,650	212,909	259,712
Selling, general and administrative expenses	59,078	62,934	185,493	204,417
Goodwill impairment	31,018	110,251	150,926	201,518
Long-lived asset and intangibles impairment	15,047	24,012	26,964	42,029
Productivity and transformation costs	4,066	7,289	17,519	16,497
Amortization of acquired intangible assets	3,314	1,243	5,725	5,176
Proceeds from insurance claim	-	-	(25,900)	-
Operating loss	(42,131)	(121,079)	(147,818)	(209,925)
Interest and other financing expense, net	13,914	11,866	45,075	38,412
Other expense, net	49,518	1,182	47,865	2,434
Loss before income taxes and equity in net loss of equity-method investees	(105,563)	(134,127)	(240,758)	(250,771)
Provision (benefit) for income taxes	759	(505)	1,889	5,746
Equity in net loss of equity-method investees	21	966	327	1,709
Net loss	$(106,343)	$(134,588)	$(242,974)	$(258,226)

Net loss per common share:
Basic	$(1.17)	$(1.49)	$(2.68)	$(2.87)
Diluted	$(1.17)	$(1.49)	$(2.68)	$(2.87)

Shares used in the calculation of net loss per common share:
Basic	90,993	90,247	90,650	90,080
Diluted	90,993	90,247	90,650	90,080

THE HAIN CELESTIAL GROUP, INC. AND SUBSIDIARIES
Consolidated Balance Sheets
(unaudited and in thousands)

	March 31, 2026	June 30, 2025
ASSETS
Current assets:
Cash and cash equivalents	$44,311	$54,355
Accounts receivable, net	138,816	154,440
Inventories	159,071	248,731
Prepaid expenses and other current assets	84,230	43,169
Assets held for sale	9,437	29,603
Total current assets	435,865	530,298
Property, plant and equipment, net	188,104	264,730
Goodwill	288,297	500,961
Trademarks and other intangible assets, net	178,286	210,905
Operating lease right-of-use assets, net	51,340	71,171
Other assets	20,829	25,213
Total assets	$1,162,721	$1,603,278
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$151,926	$188,307
Accrued expenses and other current liabilities	129,199	68,426
Current portion of long-term debt	549,184	7,653
Liabilities related to assets held for sale	4,594	12,987
Total current liabilities	834,903	277,373
Long-term debt, less current portion	312	697,168
Deferred income taxes	38,349	40,332
Operating lease liabilities, noncurrent portion	46,303	65,284
Other noncurrent liabilities	27,308	48,116
Total liabilities	947,175	1,128,273
Stockholders' equity:
Common stock	1,135	1,125
Additional paid-in capital	1,242,584	1,238,402
Retained (deficit) earnings	(196,296)	46,678
Accumulated other comprehensive loss	(101,387)	(81,053)
	946,036	1,205,152
Less: Treasury stock	(730,490)	(730,147)
Total stockholders' equity	215,546	475,005
Total liabilities and stockholders' equity	$1,162,721	$1,603,278

THE HAIN CELESTIAL GROUP, INC. AND SUBSIDIARIES
Consolidated Statements of Cash Flows
(unaudited and in thousands)

	Third Quarter		Third Quarter Year to Date
	2026	2025	2026	2025
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(106,343)	$(134,588)	$(242,974)	$(258,226)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	12,484	10,455	39,044	32,902
Deferred income taxes	(2,664)	(1,509)	(2,687)	(2,625)
Equity in net loss of equity-method investees	21	966	327	1,709
Stock-based compensation, net	1,138	2,973	4,192	9,422
Goodwill impairment	31,018	110,251	150,926	201,518
Long-lived asset and intangibles impairment	15,047	24,012	26,964	42,029
Loss (gain) on sale of assets	50,529	(106)	48,501	2,202
Other non-cash items, net	1,539	1,271	2,871	773
Increase (decrease) in cash attributable to changes in operating assets and liabilities:
Accounts receivable	37,230	98	17,641	(1,361)
Inventories	27,589	(14,578)	59,556	(10,605)
Other current assets	(6,643)	(597)	(39,769)	(8,279)
Other assets and liabilities	(860)	(471)	(4,009)	(561)
Accounts payable and accrued expenses	(21,747)	6,468	6,243	15,865
Net cash provided by operating activities	38,338	4,645	66,826	24,763
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property, plant and equipment	(3,789)	(6,921)	(16,004)	(19,060)
Proceeds from sale of assets	100,988	6	102,770	13,773
Investments and joint ventures, net	-	-	-	2,570
Proceeds from termination of net investment hedges	-	2,363	-	2,363
Net cash provided by (used in) investing activities	97,199	(4,552)	86,766	(354)
CASH FLOWS FROM FINANCING ACTIVITIES
Borrowings under bank revolving credit facility	43,000	47,000	156,000	156,000
Repayments under bank revolving credit facility	(96,000)	(65,000)	(205,500)	(186,000)
Repayments under term loan	(102,975)	(1,875)	(106,725)	(5,625)
(Payments) borrowings of other debt, net	(33)	21	(2,642)	(21)
Employee shares withheld for taxes	-	(123)	(343)	(1,381)
Proceeds from termination of fair value hedge	-	552	-	552
Net cash used in financing activities	(156,008)	(19,425)	(159,210)	(36,475)
Effect of exchange rate changes on cash	(3,235)	7,557	(4,426)	2,184
Net decrease in cash and cash equivalents	(23,706)	(11,775)	(10,044)	(9,882)
Cash and cash equivalents at beginning of period	68,017	56,200	54,355	54,307
Cash and cash equivalents at end of period	$44,311	$44,425	$44,311	$44,425

THE HAIN CELESTIAL GROUP, INC. AND SUBSIDIARIES
Net Sales, Gross Profit and Adjusted EBITDA by Segment
(unaudited and in thousands)

	North America	International	Corporate/Other	Hain Consolidated
Net Sales
Net sales - Q3 FY26	$171,495	$166,862	$-	$338,357
Net sales - Q3 FY25	$222,407	$167,944	$-	$390,351
% change - FY26 net sales vs. FY25 net sales	(22.9)%	(0.6)%		(13.3)%

Gross Profit
Q3 FY26
Gross profit	$39,571	$30,821	$-	$70,392
Non-GAAP adjustments(1)	594	-	-	594
Adjusted gross profit	$40,165	$30,821	$-	$70,986
% change - FY26 gross profit vs. FY25 gross profit	(19.5)%	(13.1)%		(16.8)%
% change - FY26 adjusted gross profit vs. FY25 adjusted gross profit	(19.3)%	(13.1)%		(16.7)%
Gross margin	23.1%	18.5%		20.8%
Adjusted gross margin	23.4%	18.5%		21.0%

Q3 FY25
Gross profit	$49,178	$35,472	$-	$84,650
Non-GAAP adjustments(1)	592	-	-	592
Adjusted gross profit	$49,770	$35,472	$-	$85,242
Gross margin	22.1%	21.1%		21.7%
Adjusted gross margin	22.4%	21.1%		21.8%

Adjusted EBITDA
Q3 FY26
Adjusted EBITDA	$17,171	$19,580	$(10,499)	$26,252
% change - FY26 Adjusted EBITDA vs. FY25 Adjusted EBITDA	(0.8)%	(11.7)%	(79.3)%	(21.9)%
Adjusted EBITDA margin	10.0%	11.7%		7.8%

Q3 FY25
Adjusted EBITDA	$17,306	$22,166	$(5,857)	$33,615
Adjusted EBITDA margin	7.8%	13.2%		8.6%

(1)See accompanying tables "Adjusted Gross Profit and Adjusted Operating Income" and "Adjusted Net (Loss) Income and Adjusted Net (Loss) Income per Diluted Share"

THE HAIN CELESTIAL GROUP, INC. AND SUBSIDIARIES
Net Sales, Gross Profit and Adjusted EBITDA by Segment
(unaudited and in thousands)

	North America	International	Corporate/Other	Hain Consolidated
Net Sales
Net sales - Q3 FY26 YTD	$573,236	$517,124	$-	$1,090,360
Net sales - Q3 FY25 YTD	$682,836	$513,596	$-	$1,196,432
% change - FY26 net sales vs. FY25 net sales	(16.1)%	0.7%		(8.9)%

Gross Profit
Q3 FY26 YTD
Gross profit	$122,734	$90,175	$-	$212,909
Non-GAAP adjustments(1)	4,802	-	-	4,802
Adjusted gross profit	$127,536	$90,175	$-	$217,711
% change - FY26 gross profit vs. FY25 gross profit	(20.0)%	(15.2)%		(18.0)%
% change - FY26 adjusted gross profit vs. FY25 adjusted gross profit	(17.8)%	(15.2)%		(16.7)%
Gross margin	21.4%	17.4%		19.5%
Adjusted gross margin	22.2%	17.4%		20.0%

Q3 FY25 YTD
Gross profit	$153,388	$106,324	$-	$259,712
Non-GAAP adjustments(1)	1,779	-	-	1,779
Adjusted gross profit	$155,167	$106,324	$-	$261,491
Gross margin	22.5%	20.7%		21.7%
Adjusted gross margin	22.7%	20.7%		21.9%

Adjusted EBITDA
Q3 FY26 YTD
Adjusted EBITDA	$45,091	$51,133	$(25,958)	$70,266
% change - FY26 Adjusted EBITDA vs. FY25 Adjusted EBITDA	(18.1)%	(21.4)%	1.1%	(25.2)%
Adjusted EBITDA margin	7.9%	9.9%		6.4%

Q3 FY25 YTD
Adjusted EBITDA	$55,072	$65,062	$(26,251)	$93,883
Adjusted EBITDA margin	8.1%	12.7%		7.8%

(1)See accompanying tables "Adjusted Gross Profit and Adjusted Operating Income" and "Adjusted Net (Loss) Income and Adjusted Net (Loss) Income per Diluted Share"

THE HAIN CELESTIAL GROUP, INC. AND SUBSIDIARIES
Adjusted Gross Profit and Adjusted Operating Income
(unaudited and in thousands)

Reconciliation of Gross Profit, GAAP to Gross Profit, as Adjusted:
	Third Quarter		Third Quarter Year to Date
	2026	2025	2026	2025
Gross profit, GAAP	$70,392	$84,650	$212,909	$259,712
Adjustments to Cost of sales:
Plant closure related costs, net	594	208	4,802	1,395
Warehouse/manufacturing consolidation and other costs, net	-	384	-	384
Gross profit, as adjusted	$70,986	$85,242	$217,711	$261,491

Reconciliation of Operating Loss, GAAP to Operating Income, as Adjusted:
	Third Quarter		Third Quarter Year to Date
	2026	2025	2026	2025
Operating loss, GAAP	$(42,131)	$(121,079)	$(147,818)	$(209,925)
Adjustments to Cost of sales:
Plant closure related costs, net	594	208	4,802	1,395
Warehouse/manufacturing consolidation and other costs, net	-	384	-	384

Adjustments to Operating expenses(a):
Goodwill impairment	31,018	110,251	150,926	201,518
Long-lived asset and intangibles impairment	15,047	24,012	26,964	42,029
Productivity and transformation costs	4,066	7,289	17,519	16,497
Certain litigation expenses, net(b)	2,519	407	3,164	2,254
Transaction and integration costs, net	1,553	(151)	4,735	(574)
Plant closure related costs, net	133	(213)	281	(166)
Proceeds from insurance claim(c)	-	-	(25,900)	-
Operating income, as adjusted	$12,799	$21,108	$34,673	$53,412

(a) Operating expenses include amortization of acquired intangibles, selling, general and administrative expenses, goodwill impairment, long-lived asset and intangibles impairment and productivity and transformation costs.

(b) Expenses and items relating to securities class action, baby food litigation and SEC investigation.
(c) Represents a receivable under the Company's representation and warranty insurance related to one of its prior acquisitions, which was collected on January 2, 2026.

THE HAIN CELESTIAL GROUP, INC. AND SUBSIDIARIES
Adjusted Net (Loss) Income and Adjusted Net (Loss) Income per Diluted Share
(unaudited and in thousands, except per share amounts)

Reconciliation of Net Loss, GAAP to Net (Loss) Income, as Adjusted:
	Third Quarter		Third Quarter Year to Date
	2026	2025	2026	2025
Net loss, GAAP	$(106,343)	$(134,588)	$(242,974)	$(258,226)
Adjustments to Cost of sales:
Plant closure related costs, net	594	208	4,802	1,395
Warehouse/manufacturing consolidation and other costs, net	-	384	-	384

Adjustments to Operating expenses(a):
Goodwill impairment	31,018	110,251	150,926	201,518
Long-lived asset and intangibles impairment	15,047	24,012	26,964	42,029
Productivity and transformation costs	4,066	7,289	17,519	16,497
Certain litigation expenses, net(b)	2,519	407	3,164	2,254
Transaction and integration costs, net	1,553	(151)	4,735	(574)
Plant closure related costs, net	133	(213)	281	(166)
Proceeds from insurance claim(c)	-	-	(25,900)	-

Adjustments to Interest and other expense, net(d):
Loss (gain) on sale of assets	50,529	(106)	48,501	2,202
Unrealized currency losses	219	1,255	623	825

Adjustments to Provision (benefit) for income taxes:
Net tax impact of non-GAAP adjustments	(584)	(2,693)	133	1,615
Net (loss) income, as adjusted	$(1,249)	$6,055	$(11,226)	$9,753
Net loss margin	(31.4)%	(34.5)%	(22.3)%	(21.6)%
Adjusted net (loss) income margin	(0.4)%	1.6%	(1.0)%	0.8%

Diluted shares used in the calculation of net loss per common share:	90,993	90,247	90,650	90,080
Diluted shares used in the calculation of adjusted net (loss) income per common share:	90,993	90,407	90,650	90,287

Diluted net loss per common share, GAAP	$(1.17)	$(1.49)	$(2.68)	$(2.87)
Diluted net (loss) income per common share, as adjusted	$(0.01)	$0.07	$(0.12)	$0.11

(a) Operating expenses include amortization of acquired intangibles, selling, general and administrative expenses, goodwill impairment, long-lived asset and intangibles impairment and productivity and transformation costs.

(b) Expenses and items relating to securities class action, baby food litigation and SEC investigation.
(c) Represents a receivable under the Company's representation and warranty insurance related to one of its prior acquisitions, which was collected on January 2, 2026.
(d) Interest and other expense, net includes interest and other financing expenses, net, loss (gain) on sale of assets, unrealized currency losses and other expense, net.

THE HAIN CELESTIAL GROUP, INC. AND SUBSIDIARIES
Organic Net Sales Growth by Segment
(unaudited and in thousands)

Q3 FY26	North America	International	Hain Consolidated
Net sales	$171,495	$166,862	$338,357
Less: Impact of divestitures, held for sale businesses, discontinued brands and exited product categories	57,493	872	58,365
Less: Impact of foreign currency exchange	282	12,244	12,526
Organic net sales	$113,720	$153,746	$267,466

Q3 FY25
Net sales	$222,407	$167,944	$390,351
Less: Impact of divestitures, held for sale businesses, discontinued brands and exited product categories	105,487	1,155	106,642
Organic net sales	$116,920	$166,789	$283,709

Net sales decline	(22.9)%	(0.6)%	(13.3)%
Less: Impact of divestitures, held for sale businesses, discontinued brands and exited product categories	(20.3)%	(0.1)%	(10.8)%
Less: Impact of foreign currency exchange	0.1%	7.3%	3.2%
Organic net sales decline	(2.7)%	(7.8)%	(5.7)%

Q3 FY26 YTD	North America	International	Hain Consolidated
Net sales	$573,236	$517,124	$1,090,360
Less: Impact of divestitures, held for sale businesses, discontinued brands and exited product categories	226,664	3,085	229,749
Less: Impact of foreign currency exchange	267	27,906	28,173
Organic net sales	$346,305	$486,133	$832,438

Q3 FY25 YTD
Net sales	$682,836	$513,596	$1,196,432
Less: Impact of divestitures, held for sale businesses, discontinued brands and exited product categories	330,826	3,872	334,698
Organic net sales	$352,010	$509,724	$861,734

Net sales (decline) growth	(16.1)%	0.7%	(8.9)%
Less: Impact of divestitures, held for sale businesses, discontinued brands and exited product categories	(14.5)%	(0.1)%	(7.9)%
Less: Impact of foreign currency exchange	0.0%	5.4%	2.4%
Organic net sales decline	(1.6)%	(4.6)%	(3.4)%

THE HAIN CELESTIAL GROUP, INC. AND SUBSIDIARIES
Organic Net Sales Growth by Category
(unaudited and in thousands)

Q3 FY26	Baby & Kids	Beverages	Meal Prep	Personal Care	Snacks	Hain Consolidated
Net sales	$53,133	$66,502	$153,231	$12,664	$52,827	$338,357
Less: Impact of divestitures, held for sale businesses, discontinued brands and exited product categories	-	-	332	12,664	45,369	58,365
Less: Impact of foreign currency exchange	1,589	3,339	7,118	-	480	12,526
Organic net sales	$51,544	$63,163	$145,781	$-	$6,978	$267,466

Q3 FY25
Net sales	$59,896	$62,874	$162,266	$16,809	$88,506	$390,351
Less: Impact of divestitures, held for sale businesses, discontinued brands and exited product categories	221	-	8,634	16,809	80,978	106,642
Organic net sales	$59,675	$62,874	$153,632	$-	$7,528	$283,709

Net sales (decline) growth	(11.3)%	5.8%	(5.6)%	(24.7)%	(40.3)%	(13.3)%
Less: Impact of divestitures, held for sale businesses, discontinued brands and exited product categories	(0.4)%	(0.0)%	(4.9)%	n/a	(33.5)%	(10.8)%
Less: Impact of foreign currency exchange	2.7%	5.3%	4.4%	n/a	0.5%	3.2%
Net sales (decline) growth	(13.6)%	0.5%	(5.1)%	n/a	(7.3)%	(5.7)%

Q3 FY26 YTD	Baby & Kids	Beverages	Meal Prep	Personal Care	Snacks	Hain Consolidated
Net sales	$162,515	$200,609	$485,117	$37,426	$204,693	$1,090,360
Less: Impact of divestitures, held for sale businesses, discontinued brands and exited product categories	(4)	-	8,716	37,426	183,611	229,749
Less: Impact of foreign currency exchange	3,464	8,123	15,578	-	1,008	28,173
Organic net sales	$159,055	$192,486	$460,823	$-	$20,074	$832,438

Q3 FY25 YTD
Net sales	$182,225	$189,364	$499,311	$47,844	$277,688	$1,196,432
Less: Impact of divestitures, held for sale businesses, discontinued brands and exited product categories	1,003	-	29,663	47,844	256,188	334,698
Organic net sales	$181,222	$189,364	$469,648	$-	$21,500	$861,734

Net sales (decline) growth	(10.8)%	5.9%	(2.8)%	(21.8)%	(26.3)%	(8.9)%
Less: Impact of divestitures, held for sale businesses, discontinued brands and exited product categories	(0.5)%	0.0%	(4.0)%	n/a	(20.1)%	(7.9)%
Less: Impact of foreign currency exchange	1.9%	4.3%	3.1%	n/a	0.4%	2.4%
Net sales (decline) growth	(12.2)%	1.6%	(1.9)%	n/a	(6.6)%	(3.4)%

THE HAIN CELESTIAL GROUP, INC. AND SUBSIDIARIES
Adjusted EBITDA
(unaudited and in thousands)

	Third Quarter		Third Quarter Year to Date
	2026	2025	2026	2025

Net loss	$(106,343)	$(134,588)	$(242,974)	$(258,226)

Depreciation and amortization	12,484	10,455	39,044	32,902
Equity in net loss of equity-method investees	21	966	327	1,709
Interest expense, net	12,515	11,096	39,723	36,084
Provision (benefit) for income taxes	759	(505)	1,889	5,746
Stock-based compensation, net	1,138	2,973	4,192	9,422
Unrealized currency losses	219	1,137	623	707
Certain litigation expenses, net(a)	2,519	407	3,164	2,254
Proceeds from insurance claim(b)	-	-	(25,900)	-
Restructuring activities
Productivity and transformation costs	4,066	7,289	17,519	16,497
Plant closure related costs, net	727	(5)	1,533	1,229
Warehouse/manufacturing consolidation and other costs, net	-	384	-	384
Acquisitions, divestitures and other
Loss (gain) on sale of assets	50,529	(106)	48,501	2,202
Transaction and integration costs, net	1,553	(151)	4,735	(574)
Impairment charges
Goodwill impairment	31,018	110,251	150,926	201,518
Long-lived asset and intangibles impairment	15,047	24,012	26,964	42,029
Adjusted EBITDA	$26,252	$33,615	$70,266	$93,883

(a) Expenses and items relating to securities class action, baby food litigation and SEC investigation.
(b) Represents a receivable under the Company's representation and warranty insurance related to one of its prior acquisitions, which was collected on January 2, 2026.

THE HAIN CELESTIAL GROUP, INC. AND SUBSIDIARIES
Free Cash Flow
(unaudited and in thousands)

	Third Quarter		Third Quarter Year to Date
	2026	2025	2026	2025

Net cash provided by operating activities	$38,338	$4,645	$66,826	$24,763
Purchases of property, plant and equipment	(3,789)	(6,921)	(16,004)	(19,060)
Free cash flow	$34,549	$(2,276)	$50,822	$5,703

THE HAIN CELESTIAL GROUP, INC. AND SUBSIDIARIES
Net Debt
(unaudited and in thousands)

	March 31, 2026	June 30, 2025
Debt
Current portion of long-term debt	$549,184	$7,653
Long-term debt, less current portion	312	697,168
Total debt	549,496	704,821
Less: Cash and cash equivalents	44,311	54,355
Net debt	$505,185	$650,466